SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             August 18, 2005
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                          Reflect Scientific, Inc.
                          ------------------------
           (Exact name of registrant as specified in its charter)



    UTAH                        000-31377                      87-0642556
    -----                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                           970 Terra Bella Avenue
                       Mountain View, California 94043
                       -------------------------------
                   (Address of Principal Executive Offices)

                               (650) 960-0300
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
          ----------------------------------------------------

          In 2004, the Company completed an offering of up to 750,000 shares of its 2004 Series A Convertible Preferred Stock (the "Preferred Stock").

          On November 9, 2004, the Company filed Articles of Amendment, regarding the designation of preferred stock. The conversion price of the Preferred Stock was set at "fifty (50%) of the five (5) day average closing bid price of the shares of common stock on the earlier of five (5) days following the date the corporation has three (3) market makers publicly quoting its common stock on any nationally recognized medium or ninety (90) days after the shares of common stock are first listed on any nationally recognized stock exchange" (the "Conversion Price").

          The Company's Board of Directors believes the trading price for the Company's common stock on the first five (5) days of trading, following the receipt of its new symbol for trading on the OTC Bulletin Board was very volatile and not believed to be indicative of the true trading price of such shares of common stock by reason of such volatility, the supply and demand for such shares of common stock during that period of time, and the limited amount of shares of such common stock that have publicly traded thereafter to the date hereof.

          Therefore, on August 18, 2005, in the good faith determination of the Company's Board of Directors the Board resolved that it is fair and just that the Conversion Price of the Preferred Stock of fifty percent(50%) of the five (5) day average closing bid price of the shares of common stock following the date on which the Company has three (3) market makers quoting such shares of common stock on the OTC Bulletin Board as set forth in Section 5.03 of the Articles of Amendment filed November 9, 2004, be $0.60 per share, subject to the assent of the holders of such preferred stock.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REFLECT SCIENTIFIC, INC.

Dated: 8/18/05                                 /s/ Kim Boyce
       --------                                ---------------------
                                               Kim Boyce
                                               President and
                                               Director